EXHIBIT 32.1

            CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned hereby certifies that he is the duly appointed and acting Chief Executive Officer of ESynch Corporation , a Nevada corporation (the "Company") and hereby further certifies as follows:

(1) The periodic report containing financial statements to which this certificate is an exhibit fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report to which this certificate is an exhibit fairly presents, in all material respects, the financial condition and results of operations of the Company.

In witness whereof, the undersigned has executed and delivered this certificate as of the date set forth opposite his signature below.


September 11, 2003                         /s/ Thomas Hemingway
                                           -------------------------------------
                                           Thomas Hemingway
                                           President and Chief Executive Officer




                                 EXHIBIT 32.2

            CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned hereby certifies that he is the duly appointed and acting Chief Financial Officer of ESynch Corporation, a Nevada corporation (the "Company") and hereby certifies as follows:

(1) The periodic report containing financial statements to which this certificate is an exhibit fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report to which this certificate is an exhibit fairly presents, in all material respects, the financial condition and results of operations of the Company.

In witness whereof, the undersigned has executed and delivered this certificate as of the date set forth opposite his signature below.



September 11, 2003                            /s/ T. Richard Hutt
                                              -----------------------
                                              T. Richard Hutt
                                              Chief Financial Officer